UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 22, 2005

WRC MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	333-96119	13-4066536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 Seventh Avenue, 22nd Floor, New York, NY	10018

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 768-1150

Not Applicable
________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

          This Amendment to the Form 8-K is being filed by the undersigned registrant solely to include Exhibit 3.1, which was inadvertently omitted from the original Current Report on Form 8-K filed on July 27, 2005.

Item 9.01. Exhibits.

3.1	Certificate of Amendment of the Certificate of Incorporation of WRC Media Inc. effective as of July 22, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 27, 2005

WRC MEDIA INC., (Registrant)

By	/s/ Richard Nota

Name: Richard Nota
Title: Executive Vice President, Operations